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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - November 12, 1997


                               DATA RACE,  INC.
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                (State or other jurisdiction of incorporation)

          0-20706                                             74-2272363
  (Commission File Number)                                 (I.R.S. Employer
                                                            Identification No.)


                              12400 NETWORK BLVD.
                           SAN ANTONIO, TEXAS 78249
                                (210) 263-2000
         (Address of Principal Executive Offices and Telephone Number,
                             Including Area Code)
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ITEM 5.  OTHER EVENTS.

     On November 12, 1997, DATA RACE, Inc. (the "Company") closed a $5,000,000 private placement of 8% convertible participating preferred stock and warrants with four institutional investment firms. The investment firms have committed to purchase an additional $3,000,000 of 8% convertible participating preferred stock and warrants on similar terms by January 29, 1998, subject to certain conditions. The proceeds from the sale of the preferred stock and warrants is expected to be used primarily for the continuing roll-out of the Company's Be There! personal multiplexer product line and for general corporate working capital.

     The convertible preferred stock is generally convertible into common stock at a price equal to the lesser of a premium over the market price on the closing date or a price computed at the time of conversion based on market prices prior to the conversion date. The warrants become exercisable in two equal installments, five months from the issuance date and nine months from the issuance date, in proportion to the remaining number of shares of convertible preferred stock then held by the investors. Under certain circumstances, the Company may be required to redeem the convertible preferred stock and warrants. The common stock underlying the convertible preferred stock and warrants carry certain registration rights. Subject to certain exceptions, the investors are prohibited from effecting short sales of the Company's common stock during the six-month period following the initial closing of the private placement.

     The additional $3,000,000 investment is subject to certain conditions, including effective registration of the shares of common stock underlying the convertible preferred stock and warrants, shareholder approval of the private placement, the absence of certain changes in control of the Company, and the absence of any material adverse change in the Company's business or prospects.

     Loewenbaum & Company Incorporated acted as financial advisor and placement agent in connection with the transaction.

     A MORE COMPLETE DESCRIPTION OF THE PRIVATE PLACEMENT AND THE RIGHTS AND RESTRICTIONS PERTAINING TO THE SECURITIES ISSUED IN THE PRIVATE PLACEMENT IS CONTAINED IN THE DOCUMENTS FILED AS EXHIBITS TO THIS FORM 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit                                  Description
-------                                  -----------

  3.1 Statement of Designations, Preferences and Rights of Series C Convertible Participating Preferred Stock
  10.1 Securities Purchase Agreement dated effective November 7, 1997 with Buyers listed therein
  10.2 Registration Rights Agreement dated effective November 7, 1997 with Buyers listed therein
  10.3 Form of Warrant issued to each Buyer party to the Securities Purchase Agreement dated effective November 7, 1997

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DATA RACE, Inc.


Date:  November 20, 1997          By: /s/ GREGORY T. SKALLA
                                     -----------------------------------------
                                     Gregory T. Skalla,
                                     Vice President-Finance, Chief Financial
                                     Officer, Treasurer and Secretary

                                       4
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                                 EXHIBIT INDEX

        Exhibit                           Description
        -------                           -----------

          3.1 Statement of Designations, Preferences and Rights of Series C Convertible Participating Preferred Stock
         10.1 Securities Purchase Agreement dated effective November 7, 1997 with Buyers listed therein
         10.2 Registration Rights Agreement dated effective November 7, 1997 with Buyers listed therein
         10.3 Form of Warrant issued to each Buyer party to the Securities Purchase Agreement dated effective November 7, 1997

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